UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2022

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UPEXI, INC.
(Exact name of registrant as specified in its charter)

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Nevada	333-25526	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17129 US Hwy 19 N.

Clearwater, FL 33764

(Address of Principal Executive Offices) (Zip Code)

(701) 353-5425

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	UPXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2022, Upexi, Inc., a Nevada corporation (the “Company”), appointed Anthony Bazan as Chief Operating Officer of the Company.

Mr. Bazan, age 57, joined the Company in August of 2022 as the Chief Operations Officer. Prior to joining the Company Mr. Bazan was CEO and Director of OnlineTech Stores and Group CEO and Director for Imaging Supplies Consolidation II, a Blackford Capital portfolio group. Mr. Bazan has a 30 year career in operations starting at Rockwell International, Easton Sports, Fiskars, Black & Decker, Jakks Pacific, Mega Brands, and TM International. At Mega Brands, Mr. Bazan was COO from 2008 to 2011. During his tenure Mega Brands grew $200M in revenue and increased share price from $.45 to $9.75. At TM International, Mr. Bazan served as CEO and Director from 2017 to 2021. During this period, Mr. Bazan was able to turn around a failing promotional products and e-commerce company, even during the height of COVID-19 when no promotional events were taking place. Mr. Bazan attended the Air Force Academy after earning both a Congressional and Senatorial nomination. A spinal injury caused him to depart the AFA early and honorably, while earning a Certificate of Completion in Engineering. Mr. Bazan continued his education gaining a BA in Economics from California State University of Northridge.

Pursuant to the employment terms, Mr. Bazan will be paid an annual salary of $350,000 and a cash and equity bonus of up to $100,000 per year. On August 17, 2022, the Company granted Mr. Bazan an option to purchase 270,000 shares of the Company’s common stock at a price of $4.60 per common share.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPEXI, INC.

Date: August 31, 2022	By:	/s/ Allan Marshall
Allan Marshall
Chief Executive Officer and Chairman

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